UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2020

Owens & Minor, Inc.
(Exact name of registrant as specified in its charter)

Virginia			54-1701843
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

9120 Lockwood Boulevard,	Mechanicsville	Virginia	23116
(Address of principal executive offices)			(Zip Code)

Post Office Box 27626, Richmond, Virginia			23261-7626
(Mailing address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code (804) 723-7000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2 par value per share	OMI	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

Item 2.02	Results of Operations and Financial Condition.

On May 6, 2020, Owens & Minor, Inc. (the “Company”) issued a press release regarding its financial results for the quarter ended March 31, 2020. A copy of this press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference into this Item 2.02. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to the 2018 Stock Incentive Plan

On May 1, 2020 at the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of the Company, the shareholders approved Amendment No. 2 to the Owens & Minor, Inc. 2018 Stock Incentive Plan (“Amendment”). The description of the Amendment included in the Company's proxy statement filed with the Securities and Exchange Commission on March 19, 2020 is incorporated herein by reference.

Under the terms of the 2018 Stock Incentive Plan as amended by the Amendment, the Compensation & Benefits Committee (the “Committee”) of the Board of Directors (the “Board”) is authorized to grant equity and other incentive awards to employees and directors. Each equity grant made pursuant thereto will be evidenced by an agreement between the Company and the person named therein.

Form of Performance Share Award Agreement

On May 1, 2020, the Board adopted and approved the form of 2020 Performance Share Award Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K, for use by the Company in connection with awards under the Plan. The 2020 Performance Share Award Agreement is for use by the Company in connection with the grant of performance-based restricted shares of common stock under the 2018 Stock Incentive Plan that vest, if at all, upon the attainment of certain performance metrics. The number of performance-based restricted shares of common stock that may be awarded, the performance metrics and vesting schedule will be determined by the Board or the Committee on a grant-by-grant basis.

The foregoing description does not purport to be a complete statement of the terms or conditions of the form of agreement filed herewith and the above description is qualified in its entirety by reference to Exhibit 10.2, which are hereby incorporated by this reference.

2021 Teammate Stock Purchase Plan

On May 1, 2020 at the Annual Meeting, the shareholders approved the Owens & Minor, Inc. 2021 Teammate Stock Purchase Plan (“2021 Plan”). The description of the 2021 Plan included in the Company's proxy statement filed with the Securities and Exchange Commission on March 19, 2020 is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Company’s 2020 Annual Meeting of Shareholders on May 1, 2020, the matters described below were voted upon and approved as indicated. There were 63,050,091 shares of common stock entitled to vote at the meeting and 54,245,080 shares were voted in person or by proxy (approximately 86% of shares entitled to vote).

(1)	Election of eight directors, each for a one-year term, as follows:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Mark A. Beck	42,348,581	721,253	91,056	11,084,190
Gwendolyn M. Bingham	42,335,159	739,349	86,382	11,084,190
Robert J. Henkel	42,351,919	721,332	87,639	11,084,190
Mark F. McGettrick	41,789,812	1,280,197	90,881	11,084,190
Eddie N. Moore, Jr.	40,045,594	2,508,528	606,768	11,084,190
Edward A. Pesicka	41,986,498	1,082,423	91,969	11,084,190
Michael C. Riordan	42,354,775	711,159	94,956	11,084,190
Robert C. Sledd	40,827,401	2,246,061	87,428	11,084,190

(2)	Approval of the Amendment to the Owens & Minor, Inc. 2018 Stock Incentive Plan as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,699,816	3,152,458	308,616	11,084,190

(3)	Approval of the Owens & Minor, Inc. 2021 Teammate Stock Purchase Plan as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,195,450	755,306	210,134	11,084,190

(4)	Ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,537,699	3,546,461	160,920	0

(5)	Advisory vote to approve the compensation of our named executive officers as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,657,948	2,158,124	344,818	11,084,190

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1
Amendment No. 2 to the Owens & Minor, Inc. 2018 Stock Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed March 19, 2020. (File No. 001-09810))

10.2	Form of 2020 Performance Share Award Agreement
10.3	Owens & Minor, Inc. 2021 Teammate Stock Purchase Plan (incorporated by reference to Appendix C to the Company’s Definitive Proxy Statement on Schedule 14A filed March 19, 2020. (File No. 001-09810))
99.1	Press Release issued by the Company on May 6, 2020 announcing first quarter results (furnished pursuant to Item 2.02)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: May 6, 2020	By:	/s/ Nicholas J. Pace
		Name:	Nicholas J. Pace
		Title:	Executive Vice President, General Counsel and Corporate Secretary